Page 1 AMENDMENT TO TERMS AND CONDITIONS OF STOCK AWARD, EMPLOYMENT AND SEPARATION THIS AMENDMENT TO TERMS AND CONDITIONS OF STOCK AWARD, EMPLOYMENT AND SEPARATION (“Amendment”) is made as of November 4, 2021 (the “Effective Date”), by and between COMMERCIAL METALS COMPANY, a Delaware corporation (“Employer” or the “Company”) and PAUL J. LAWRENCE (“Executive”), for the purpose of amending and clarifying that certain Terms and Conditions of Stock Award, Employment and Separation by and between Employer and Executive entered into as of August 13, 2019 (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement. R E C I T A L S WHEREAS, pursuant to Section 1 of the Agreement, the Agreement may be amended by a writing signed by both Parties; and WHEREAS, consistent with the terms hereof, the Parties desire to amend and clarify Sections 1, 2(e), 4, 5(a), and 8(d) of the Agreement. NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in accordance with Section 1 of the Agreement, the Parties hereby amend the Agreement and supersede the following provisions of the Agreement: 1. The first sentence of Section 1 of the Agreement is replaced and superseded with the following language: 1. PURPOSE. The purpose of this Agreement is to formalize the terms and conditions of Executive’s employment with Employer as Senior Vice President and Chief Financial Officer effective as of November 4, 2021. The Parties acknowledge and agree that except as expressly amended herein, the remainder of Section 1 of the Agreement shall remain unchanged and continue in full force in effect as written. 2. The first sentence of Section 2(e) of the Agreement is replaced and superseded with the following language: e. “GOOD REASON” shall mean (i) the occurrence, without Executive’s written consent, of a breach of any material provision of this Agreement by Employer; or (ii) a significant reduction in the authorities, duties, responsibilities, compensation and/or title of Executive as set forth in this Agreement. The Parties acknowledge and agree that except as expressly amended herein, the remainder of Section 2 of the Agreement shall remain unchanged and continue in full force in effect as written. 3. The first sentence of Section 4 of the Agreement is replaced and superseded with the following language:

Page 2 4. DUTIES AND RESPONSIBILITIES. Upon execution of this Agreement, Executive shall diligently render services to Employer as Senior Vice President and Chief Financial Officer in accordance with Employer’s directives and shall use his best efforts and good faith in accomplishing such directives. The Parties acknowledge and agree that except as expressly amended herein, the remainder of Section 4 of the Agreement shall remain unchanged and continue in full force in effect as written. 4. Section 5(a) of the Agreement is replaced and superseded with the following language: a. SALARY. Executive shall receive an annual base salary of not less than $595,000.00 during the term of this Agreement. Such base salary may be adjusted from time to time. Such base salary may be increased at the sole discretion of Employer but may not be decreased without Executive’s written consent. Notwithstanding the foregoing, Executive may voluntarily decrease Executive’s base salary at any time. The Parties acknowledge and agree that except as expressly amended herein, the remainder of Section 5 of the Agreement shall remain unchanged and continue in full force in effect as written. 5. Section 8(d) of the Agreement is amended by adding the following subsection: (iv) Notwithstanding any other provision of this Agreement, that Executive may disclose Confidential Information when required to do so by a court of competent jurisdiction, by any governmental agency having authority over Executive or the business of the Company or by any administrative body or legislative body (including a committee thereof) with jurisdiction to order Executive to divulge, disclose or make accessible such information. Additionally, Executive and the Company agree that nothing in this Agreement is intended to interfere with Executive’s right to (a) report possible violations of federal, state or local law or regulation to any governmental agency or entity charged with the enforcement of any laws; (b) make other disclosures that are protected under the whistleblower provisions of federal, state or local law or regulation; (c) file a claim or charge with any federal, state or local government agency or entity; or (d) testify, assist, or participate in an investigation, hearing, or proceeding conducted by any federal, state or local government or law enforcement agency, entity or court. In making or initiating any such reports or disclosures, Executive need not seek the Company’s prior authorization and is not required to notify the Company of any such reports or disclosures. Additionally, Executive is hereby notified that 18 U.S.C. § 1833(b)(1) states: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that— (A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other

Page 3 proceeding, if such filing is made under seal.” Accordingly, the Parties to this Agreement have the right to disclose in confidence trade secrets to Federal, State, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law. The Parties also have the right to disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure. Nothing in this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b). The Parties acknowledge and agree that except as expressly amended herein, the remainder of Section 8 of the Agreement shall remain unchanged and continue in full force in effect as written. 6. The Parties acknowledge and agree that except as expressly amended by this Amendment, the Agreement shall continue in full force and effect in accordance with the provisions thereof. 7. The Parties further acknowledge and agree that this Amendment does not alter the at-will employment relationship between the Parties and that Executive’s decision to enter into this Amendment is voluntary and knowingly made. * * * *

Page 4 IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first written above. ACCEPTED AND AGREED TO BY: EXECUTIVE /s/ Paul J. Lawrence Paul J. Lawrence EMPLOYER: COMMERCIAL METALS COMPANY By: /s/ Barbara R. Smith Barbara Smith, Chairman, Chief Executive Officer and President